UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Greenville Federal Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

GREENVILLE FEDERAL FINANCIAL CORPORATION
690 Wagner Avenue
Greenville, Ohio 45331
(937) 548-4158
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Notice is hereby given that the 2009 Annual Meeting of Stockholders of Greenville Federal Financial Corporation (“GFFC”) will be held at Romer’s Catering and Entertainment Facility, 118 E. Main Street, Greenville, Ohio, on October 29, 2009, at 10:00 a.m., Eastern Daylight Saving Time (the “Annual Meeting”), for the following purposes, which are more completely set forth in the accompanying Proxy Statement:
1.	To elect three directors of GFFC for terms expiring in 2012;
2.	To elect one director of GFFC for a term expiring in 2010;
3.	To consider and vote upon the ratification of the selection of Crowe Horwath LLP as GFFC’s independent registered public accounting firm for fiscal year 2010; and
4.	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.
Only stockholders of GFFC of record at the close of business on August 31, 2009, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. The giving of a proxy does not affect your right to vote in person in the event you attend the Annual Meeting.

By Order of the Board of Directors

Jeff D. Kniese
President and Chief Executive Officer
Greenville, Ohio
September 25, 2009

GREENVILLE FEDERAL FINANCIAL CORPORATION
690 Wagner Avenue
Greenville, Ohio 45331
(937) 548-4158
PROXY STATEMENT
PROXIES
The enclosed proxy (the “Proxy”) is being solicited by the Board of Directors of Greenville Federal Financial Corporation, a federally chartered corporation (“GFFC”), for use at the Annual Meeting of Stockholders of GFFC to be held at Romer’s Catering & Entertainment Facility, 118 E. Main Street, Greenville, Ohio, on October 29, 2009, at 10:00 a.m., Eastern Daylight Saving Time (the “Annual Meeting”). Without affecting any vote previously taken, the Proxy may be revoked by a stockholder by execution of a later dated proxy that is received by GFFC before the Proxy is exercised or by giving notice of revocation to GFFC in writing or in open meeting before the Proxy is exercised. Attendance at the Annual Meeting will not, of itself, revoke a proxy.
Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:
FOR the election of George S. Luce, Jr., James W. Ward and David R. Wolverton as directors of GFFC for terms expiring in 2012;
FOR the election of Jeff D. Kniese as a director of GFFC for a term expiring in 2010; and
FOR the ratification of the selection of Crowe Horwath LLP as GFFC’s independent registered public accounting firm for fiscal year 2010.
The cost of soliciting Proxies will be borne by GFFC. Proxies may be solicited by the directors, officers and other employees of GFFC and Greenville Federal, the wholly owned subsidiary of GFFC, in person or by telephone, mail, facsimile or electronic mail only for use at the Annual Meeting by the same methods. Proxies solicited in connection with the Annual Meeting will not be used for any other meeting.
Only stockholders of record as of the close of business on August 31, 2009 (the “Voting Record Date”), are entitled to vote at the Annual Meeting. Each such stockholder will be entitled to cast one vote for each share of common stock owned. GFFC’s records disclose that, as of the Voting Record Date, there were 2,297,851 votes entitled to be cast at the Annual Meeting.
This Proxy Statement is first being mailed to stockholders of GFFC on or about September 30, 2009.
Directions to Annual Meeting Location
To obtain directions to attend the Annual Meeting and vote in person, please call Susan J. Allread at (937) 548-4158.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be
Held on October 29, 2009
This proxy statement, a sample of the form of proxy card sent to stockholders by GFFC, and GFFC’s 2009 Annual Report to Stockholders are available on Greenville Federal’s website at www.greenvillefederal.com/105944.html.
VOTE REQUIRED
A majority of the votes eligible to be cast at the Annual Meeting must be present in person or by proxy to establish a quorum. Shares held by a nominee for a beneficial owner which are represented in person or by proxy but which are not voted (“non-votes”) and abstentions are counted as present for purposes of establishing a quorum.
Under GFFC’s Bylaws, the three nominees receiving the greatest number of votes for the class whose terms expire in 2012 will be elected as directors, and the one nominee receiving the greatest number of votes for the class whose term expires in 2010 will be elected as a director. Each stockholder is entitled to cast one vote for each share owned. Stockholders may not cumulate votes in the election of directors. Directors are elected by a plurality of the votes cast, without regard to either non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld.
The ratification of the selection of Crowe Horwath LLP as the independent registered public accounting firm for fiscal year 2010 requires the approval of the holders of a majority of the shares of GFFC represented at the meeting and entitled to vote on that matter. Abstentions will have the effect of a vote against the ratification, but non-votes will not be counted as represented and entitled to vote at the Annual Meeting and will have no effect on the vote.
Because Greenville Federal MHC holds in excess of 50% of the outstanding common stock of GFFC, the votes cast by Greenville Federal MHC will ensure the presence of a quorum and determine the outcome of the election of the nominees and the ratification of the appointment of the independent registered public accounting firm.
If the enclosed Proxy is signed and dated by the stockholder, but no vote is specified thereon, the shares held by such stockholder will be voted FOR the election of the three nominees for the 2012 term, FOR the election of the nominee for the 2010 term and FOR the ratification of the selection of Crowe Horwath LLP as GFFC’s independent registered public accounting firm for fiscal year 2010.

VOTING SECURITIES AND OWNERSHIP
OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the only person known to GFFC to own beneficially more than five percent (5%) of the outstanding common stock of GFFC as of September 15, 2009. Greenville Federal MHC acquired such stock in connection with the reorganization of Greenville Federal effective on January 4, 2006, in which GFFC was formed and became a public company.

	Amount and nature of	Percent of
Name and address	beneficial ownership	shares outstanding
Greenville Federal MHC 690 Wagner Avenue Greenville, Ohio 45331	1,264,126	55.0%
The following table sets forth certain information with respect to the number of shares of GFFC common stock beneficially owned by each director and executive officer of GFFC named in the Summary Compensation Table and by all directors and current executive officers of GFFC as a group at September 15, 2009. GFFC directors and executive officers are also directors and executive officers of Greenville Federal MHC.

	Amount and nature of
	beneficial ownership				Percent of
Name and address (1)	Sole		Shared		shares outstanding

David T. Feltman	9,768	(2)	7,368	(3)	0.75%
Jeff D. Kniese	-0-		11,200	(4)	0.49%
George S. Luce, Jr.	12,800	(2)(5)	11,200	(3)	1.04%
Richard J. O’Brien	4,761	(2)	17,147	(3)(6)	0.95%
Eunice F. Steinbrecher	17,800	(2)	14,108	(3)(6)	1.39%
James W. Ward	12,800	(2)(5)	11,200	(3)	1.04%
David R. Wolverton	24,800	(2)	1,200	(3)	1.13%
David M. Kepler	22,280		8,315	(9)	1.33%
All current directors and executive officers as a group (8 persons)	93,789	(7)	74,902	(8)	6.95%

(1)	Each of the persons listed in this table may be contacted at the address of GFFC.

(2)	Includes 2,000 shares subject to an option exercisable within the next 60 days.

(3)	Includes 1,200 shares awarded to the director and held in the Greenville Federal Financial Corporation 2006 Equity Plan Trust (the “Trust”), with respect to which the director has only voting power.

(4)	Consists of shares awarded to Mr. Kniese and held in the Trust with respect to which Mr. Kniese has only voting power.

(5)	Includes 10,000 shares pledged as security for a loan.
(Footnotes continued on next page)

(6)	Includes 12,908 shares held as Trustee of the Trust, which have not been awarded and with respect to which the Trustees have voting power. Does not include 23,260 shares held in the Trust which have been awarded and with respect to which the Trustees must vote as directed by the award recipient and which may be disposed of only as directed by the Trust Agreement.

(7)	Includes 6,720 shares subject to an option exercisable within the next 60 days by an officer who is not a director or a named executive officer.

(8)	Includes 7,607 shares in the aggregate held in the ESOP and in the Trust for an officer who is not a director or named executive officer and who has only voting power with respect to such shares. The shares held in the Trust are counted only once in determining the total number of shares owned by all directors and executive officers as a group.

(9)	Includes 3,216 shares held in the ESOP with respect to which Mr. Kepler has only voting power.
PROPOSAL 1: ELECTION OF DIRECTORS
GFFC’s Bylaws provide for a Board of Directors consisting of seven persons, divided into three classes as nearly equal in number as possible. The members shall be elected for a term of three years and until their successors are elected and qualified. One class is to be elected by ballot annually. In accordance with Article II, Section 13, of the Bylaws, nominees for election as directors may be proposed only by the directors or by any stockholder entitled to vote for the election of directors if such stockholder has submitted a written notice of a proposed nominee to the Secretary of GFFC at least five days before the date of the annual meeting. Moreover, if the directors of GFFC fail or refuse to deliver nominations to the Secretary of GFFC at least 20 days prior to the date of the annual meeting, nominations may also be made at the annual meeting by any stockholder entitled to vote. The Bylaws also provide that no one may be elected or re-elected to the Board of Directors if he or she is 75 years of age at the time of the election.
GFFC has appointed a Nominating Committee to consider nominees and make recommendations to the full Board of Directors. The Nominating Committee will consider nominees for directors of GFFC recommended by a stockholder who submits the person’s name and qualifications in writing. The Nominating Committee has no specific minimum qualifications for a recommended candidate, and the committee will not consider stockholder-recommended candidates differently from others. The Nominating Committee considers:
•	personal qualities and characteristics, accomplishments and reputation in the business community;
•	relationships in the communities in which GFFC does business;
•	ability and willingness to commit adequate time to Board and committee responsibilities;
•	the individual’s skills and experiences and how they fit with those of other directors and potential directors and satisfy the needs of GFFC; and
•	whether the potential nominees are stockholders of GFFC.
The Nominating Committee makes its recommendation to the Board of Directors, and nominees are selected by vote of all of the directors of the Board of Directors.

The Board of Directors proposes the election of the following persons to serve until the Annual Meeting of Stockholders in 2012 and until their successors are duly elected and qualified or until their earlier resignation, removal from office or death:

			Director of Greenville	Director of
Name	Age	Position(s) held	Federal since	GFFC since

George S. Luce, Jr.	48	Director	1996	2005
James W. Ward	64	Director, Chairman of the Board	1981	2005
David R. Wolverton	71	Director	1985	2005
In addition, the Board of Directors proposes the election of Jeff D. Kniese, 47 years of age, to serve until the Annual Meeting of Stockholders in 2010 and until his successor is duly elected and qualified or until his earlier resignation, removal from office or death. The Board of Directors of Greenville Federal engaged Kaplan & Associates, Inc., to assist in finding a new President and Chief Executive Officer to replace Mr. Kepler upon his retirement. Kaplan & Associates was engaged to assist in defining GFFC’s and Greenville Federal’s needs, conducting market research and identifying candidates, interviewing and evaluating candidates, evaluating references, preparing offers, advising on employment terms and assisting with transition and relocation. Mr. Kniese was identified by Kaplan & Associates as a candidate to serve as Chief Executive Officer and President. Upon a recommendation by the Nominating Committee, Mr. Kniese was appointed by the Board of Directors to fill the vacancy created by Mr. Kepler’s resignation as a director upon his retirement from GFFC and Greenville Federal.
Mr. Luce has been a truck equipment salesperson for The Best Equipment Co., Inc., located in Indianapolis, Indiana, since 2002. From 2000 to 2002, Mr. Luce was employed as a salesperson for the John R. Jurgensen Company, Heavy Equipment Operation, selling aggregate materials.
Mr. Ward has been a certified public accountant with Fry and Company in Greenville, Ohio, since 1967. He has also been a partner with Elm Street Realty, which owns and rents commercial properties, since 1993, and a director of Feet on the Ground Consulting, Inc., since 2004.
Mr. Wolverton retired in 1997 from a career with Greenville Federal, starting as a teller in 1963 and rising through various positions until he was elected President and Chief Executive Officer in 1988. He currently provides management services for farms and other properties, is a member of the Board of AAA of Miami Valley and is a member of the Advisory Board of AAA Darke County.

Mr. Kniese has served as President, Chief Executive Officer and director of GFFC, Greenville Federal and Greenville Federal MHC since May 1, 2009. Prior to joining GFFC, Mr. Kniese served as Senior Vice President — Mortgage Banking from 2001 until April 2009 and as Senior Vice President — Insurance from 2001 to 2005 for Integra Bank, N.A., in Evansville, Indiana.
If any nominee is unable to stand for election, any proxies granting authority to vote for such nominee will be voted for the substitute recommended by the Board of Directors.
The following directors will continue to serve after the Annual Meeting for the terms indicated.

			Director of	Director of
			Greenville Federal	GFFC	Term
Name	Age	Positions(s) held	since	since	expires

David T. Feltman	74	Director	1980	2005	2010
Richard J. O’Brien	63	Director	1996	2005	2011
Eunice F. Steinbrecher	68	Director	1979	2005	2011
Mr. Feltman retired in 1998 after service for eight years as the Director of Human Resources of Brethren Retirement Community. He has since served as Treasurer of Darke County Habitat for Humanity from 2000 to 2002, President of that organization from 2003 to 2004 and Treasurer of that organization since 2005. Mr. Feltman served as a director of Darke County Habitat for Humanity from 2000 to May 2008.
Mr. O’Brien was the President of Q. O. B. Electric, Inc., an electrical contractor located in Dayton, Ohio, from 1988 until he retired from that position as of July 1, 2005. Mr. O’Brien became the Caretaker of the Greenville Union Cemetery in February 2006 and currently serves as a volunteer.
Ms. Steinbrecher has been the Chair of the Board of Messiah College in Grantham, Pennsylvania, since 2000, as well as Chair of various committees of that Board. Ms. Steinbrecher also engages in land development as President of SF Folio I, LLC, in Greenville, Ohio.
None of the corporations or organizations in which any director or executive officer carries on his or her occupation or employment is a parent, subsidiary or other affiliate or GFFC except Greenville Federal and Greenville Federal MHC.

Director independence
The Board of Directors of GFFC has determined that each of its directors except Mr. Kniese is “independent” under the listing standards of The NASDAQ Stock Market LLC (“Nasdaq”), although GFFC’s stock is not listed on Nasdaq or any other exchange.
Meetings of directors
The Board of Directors of GFFC met 13 times for regularly scheduled and special meetings during the fiscal year ended June 30, 2009. No director attended fewer than 75% of the aggregate of such meetings and all meetings of the committees of which such director was a member.
Each director of GFFC is also a director of Greenville Federal. The Board of Directors of Greenville Federal met 17 times during the fiscal year ended June 30, 2009. No director attended fewer than 75% of the aggregate of such meetings and all meetings of the committees of which such director was a member.
Committees of directors
The Board of Directors of GFFC has a Nominating Committee, an Audit Committee and a Compensation Committee.
Nominating Committee. The Nominating Committee’s purpose is to identify and recommend individuals to the Boards of Directors of GFFC and Greenville Federal for nomination as members of the Boards of Directors of GFFC and of Greenville Federal and their committees and review the independence and other board memberships of directors. The full Boards of Directors review such recommendations and make the nominations. The committee consists of Mr. Feltman, Mr. O’Brien and Ms. Steinbrecher, each of whom is “independent” under the listing standards of Nasdaq. A copy of the Nominating Committee Charter is available on GFFC’s website, www.greenvillefederal.com. by going to the pages “About Us” and “Investor Relations.” The Nominating Committee met two times during fiscal year 2009.
Audit Committee. The Audit Committee oversees the accounting and financial reporting process of GFFC and audits of GFFC’s financial statements. As part of its duties, the Audit Committee engages the independent auditors of GFFC and reviews and approves the annual independent audit report. The members of the Audit Committee are Messrs. Ward, Wolverton and Luce. Mr. Ward has been determined by the Board of Directors to be an “audit committee financial expert,” as defined in 17 C.F.R. Section 229.407(d)(5). The Board has determined that each of the members of the Audit Committee is “independent” under Nasdaq rules. The Audit Committee met five times during fiscal year 2009. A copy of the Audit Committee Charter is available on GFFC’s website, www.greenvillefederal.com by going to the pages “About Us” and “Investor Relations.” For a more detailed description of the duties of the Audit Committee, see “AUDIT COMMITTEE REPORT.”

Compensation Committee. The Compensation Committee is responsible for establishing GFFC’s and Greenville Federal’s compensation philosophy, reviewing and approving corporate and individual goals relevant to CEO compensation, and making recommendations to the Boards of Directors of GFFC and Greenville Federal with respect to GFFC’s and Greenville Federal’s compensation and equity based plans for the directors and executive officers of GFFC and Greenville Federal. The Compensation Committee consists of Messrs. Feltman and O’Brien and Ms. Steinbrecher, each of whom is “independent” under applicable Nasdaq rules. The Compensation Committee met five times during fiscal year 2009. A copy of the Compensation Committee Charter is available on GFFC’s website, www.greenvillefederal.com by going to the pages “About Us” and “Investor Relations.”
Executive officers
In addition to Mr. Kniese, the President and CEO of GFFC and Greenville Federal, Susan J. Allread, age 33, is an executive officer of GFFC, Greenville Federal and Greenville Federal MHC, holding the positions of Chief Financial Officer, Treasurer, Vice President and Secretary of GFFC, Greenville Federal and Greenville Federal MHC and Compliance Officer of Greenville Federal. Ms. Allread joined Greenville Federal in 1995 as a part-time teller. She became a Management Trainee in 1998; Staff Accountant and Compliance Auditor in 1999; Comptroller and Compliance Officer in 2001; Comptroller, Vice President, Compliance Officer and Corporate Secretary in 2004; Chief Financial Officer, Vice President, Secretary and Compliance Officer in 2005, and Chief Financial Officer, Treasurer, Vice President, Secretary and Compliance Officer in 2006. She became the Chief Financial Officer and Secretary of GFFC and Greenville Federal MHC upon the issuance of their charters in November 2005 and January 2006, respectively, and also the Treasurer and Vice President of GFFC and Greenville Federal MHC in October 2006.
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Processes and Procedures for Determining Director and Executive Officer Compensation
In conjunction with GFFC’s annual budgeting process, management and GFFC’s Compensation Committee review thrift industry compensation survey information obtained from trade associations and comparable sized banks in the area, as well as GFFC’s current compensation structure. Based upon this review and information, an overall compensation budget for GFFC is established and approved by GFFC’s Board.
The Compensation Committee directly conducts the executive officers’ performance reviews and recommends to the full Board of Directors of Greenville Federal their salaries based on their performance, the compensation survey information available and the overall compensation budget. Neither of the executive officers of GFFC participates in that process. The Compensation Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Compensation Committee.
Once GFFC’s Compensation Committee and Board have determined executive officer compensation for the year, the compensation of our executive officers (including the determinations of GFFC’s Compensation Committee) is further reviewed and approved by Greenville Federal’s full Board of Directors.

In addition to their base salaries, our executive officers receive allocations under GFFC’s employee stock ownership plan and Greenville Federal’s non-contributory defined contribution plan, both of which are described below under the heading “Retirement Benefits.” Participation in these plans is not limited to just officers, and all employees who meet specified eligibility requirements may participate. Also, our officers receive insurance benefits available to all full-time employees, which are considered by the Compensation Committee when determining salary levels and overall compensation.
In June 2007, GFFC awarded stock options and retention shares pursuant to the Greenville Federal Financial Corporation 2006 Equity Plan (the “Equity Plan”) to all of the directors and executive officers of GFFC. In January 2008, GFFC awarded additional retention shares to Ms. Allread. As required by the Equity Plan, awards to executive officers were determined by the Compensation Committee, and awards to non-employee directors were determined by the full Board of Directors based upon the recommendations of the Compensation Committee.
In March and April 2009, the Compensation Committee held meetings to consider the compensation to be offered to Mr. Kniese if he were to accept an offer to become the President and Chief Executive Officer of GFFC, Greenville Federal and Greenville Federal MHC. The Compensation Committee determined the compensation to be offered to Mr. Kniese based upon review of various trade association compensation surveys related to asset size, number of branches and employees. Although Kaplan & Associates, Inc., was engaged by the Board of Directors of Greenville Federal to assist in the search for a new President and Chief Executive Officer to replace Mr. Kepler upon Mr. Kepler’s retirement and Kaplan & Associates advised Greenville Federal of its thoughts on the compensation proposed by Greenville Federal, Kaplan & Associates was not engaged to provide compensation consultation services. The Compensation Committee recommended to the full Board of Directors of GFFC and Greenville Federal, and the Boards of Directors approved, the employment agreement executed with Mr. Kniese reflecting the compensation decisions.
At the time of Mr. Kepler’s retirement, the Board of Directors of Greenville Federal approved the payment of $10,000 to Mr. Kepler in recognition of his many years of service to Greenville Federal and GFFC.
Director fees for GFFC are set by the full Board of Directors of GFFC, and director fees for Greenville Federal are set by Greenville Federal’s Board of Directors, based on a review of director fees at comparably sized companies in the industry.

Directors’ compensation
GFFC and Greenville Federal pay the following fees to their directors, other than Mr. Kniese, who receives no compensation for services as a director of any of GFFC, Greenville Federal or Greenville Federal MHC:
Greenville Federal Financial Corporation:
•	Annual retainer for all non-employee directors: $600, to be paid quarterly
•	Audit Committee and Compensation Committee fees: $100 per meeting
•	Annual retainer for each of Chairman of Audit Committee (Mr. Ward) and Chairman of Compensation Committee (Mr. Feltman): $600, to be paid quarterly
Greenville Federal:
•	Annual retainer for all non-employee directors: $12,000, to be paid quarterly
•	Annual retainer for Chairman of the Board (Mr. Ward): $9,200, to be paid quarterly
•	Per meeting fee for all non-employee directors: $200 per meeting attended
•	Per meeting fee for non-employee Executive Committee members: $100 per meeting attended
•	Special meeting fee for non-employee directors: $100 per special meeting attended
Each of the directors is also a director of Greenville Federal MHC, which owns 55% of the outstanding common stock of GFFC. Greenville Federal MHC pays each non-employee director an annual retainer of $600.
Each of the directors of GFFC in June 2007 also received awards under the Equity Plan at that time. Options awarded under the Equity Plan have terms of ten years, vest one fifth each year commencing on the first anniversary of the grant date and have exercise prices equal to an amount not less than the fair market value of a GFFC share of stock on the date of grant. Upon a change in control of GFFC, each option will be treated as provided in a separate written change in control or similar agreement between the participant and GFFC or a subsidiary, or, if no such agreement exists, will be cancelled in exchange for either cash or for the merger or acquisition consideration, as provided in the merger or acquisition agreement. Directors are also eligible for awards of retention shares, which vest one fifth each year commencing on the first anniversary of the date of grant. In the absence of a separate written change in control agreement between the participant and GFFC or a subsidiary, all restrictions on retention shares will lapse upon a change in control.

The following tables set forth all compensation paid by GFFC and Greenville Federal to their directors during fiscal year 2009, excluding Mr. Kniese and Mr. Kepler, whose compensation is set forth in full in the “Summary Compensation Table” below.
Director Compensation

	Fees earned
	or paid in	Stock	Option
Name	cash	awards (1)	awards (2)	Total
David T. Feltman	$17,000	$3,780	$1,530	$22,310
George S. Luce, Jr.	$15,500	$3,780	$1,530	$20,810
Richard J. O’Brien	$16,100	$3,780	$1,530	$21,410
Eunice F. Steinbrecher	$18,700	$3,780	$1,530	$24,010
James W. Ward	$28,200	$3,780	$1,530	$33,510
David R. Wolverton	$16,000	$3,780	$1,530	$21,310

(1)	On June 29, 2007, each non-employee director was awarded 2,000 retention shares under the Equity Plan, all of which were outstanding and 800 of which for each non-employer director had been earned at June 30, 2009. The shares vest one fifth each year commencing on June 29, 2008. In accordance with generally accepted accounting principles and Financial Accounting Standard 123R, GFFC recognized expense in fiscal year 2009 in the amount set forth in the table.

(2)	On June 29, 2007, each non-employee director was awarded an option to purchase 5,000 shares of GFFC common stock under the Equity Plan, all of which were outstanding at June 30, 2009. Each option has an exercise price of $9.45 per share and a term of ten years and becomes exercisable one fifth each year beginning on June 29, 2008. In accordance with generally accepted accounting principles and Financial Accounting Standard 123R, GFFC recognized expense in fiscal year 2009 in the amount set forth in the table.

Executive officers’ compensation
The following table presents certain information regarding the cash compensation received by Jeff D. Kniese and David M. Kepler, each of whom was the President and Chief Executive Officer of GFFC and Greenville Federal for part of fiscal year 2009, for services rendered during the fiscal years shown. No other executive officer of Greenville Federal or GFFC received total compensation exceeding $100,000 for the periods shown.
Summary Compensation Table

Name and		Salary		Bonus		Stock		Option		All other
principal position	Year	($)(1)		($)		awards		awards		compensation (1)		Total
Jeff D. Kniese	2009	$29,769	(2)	$10,000	(3)	$1,542	(4)	$47	(5)	$1,100	(6)	$34,843
President, CEO 5/1/09 to present

David M. Kepler	2009	$207,652	(7)	$10,000	(8)	$17,640	(9)	$7,140	(10)	$14,443	(11)	$256,875
President, CEO	2008	174,138	(12)	—		21,168	(9)	8,568	(10)	19,061	(13)	222,935
Until 4/30/09

(1)	Does not include amounts attributable to dental, medical, vision, disability and life insurance and educational financial assistance made available to all full-time employees on a nondiscriminatory basis.

(2)	Based on an annual salary of $180,000.

(3)	Consists of a signing bonus paid to Mr. Kniese upon accepting the position of President and Chief Executive Officer.

(4)	On May 1, 2009, Mr. Kniese was awarded 11,200 retention shares under the Equity Plan. The shares vest one fifth each year commencing on May 1, 2010. In the absence of a separate written change in control agreement between Mr. Kniese and GFFC or a subsidiary, all restrictions on retention shares lapse upon a change in control. For fiscal year 2009, GFFC recognized expense in the amount set forth in the table. Refer to Note 13 of GFFC’s financial statements included in Item 8 of GFFC’s Form 10-K for the fiscal year ended June 30, 2009, for the assumptions used in estimating fair value.

(5)	On May 1, 2009, Mr. Kniese was awarded an option to purchase 28,000 shares of GFFC common stock under the Equity Plan for an exercise price of $4.13 per share. The option has a term of 10 years and is exercisable one fifth each year commencing on May 1, 2010. Upon a change in control of GFFC, the option will be treated as provided in a separate written change in control or similar agreement between Mr. Kniese and GFFC or a subsidiary or, if no such agreement exists, will be cancelled in exchange for cash or for the merger or acquisition consideration, as provided in the merger or acquisition agreement. For fiscal year 2009, GFFC recognized expense in the amount set forth in the table. Refer to Note 13 of GFFC’s financial statements included in Item 8 of GFFC’s Form 10-K for the fiscal year ended June 30, 2009, for the assumptions used in estimating fair value.
(Footnotes continued on next page)

(6)	Consists of rent paid for temporary housing for Mr. Kniese pursuant to his employment agreement.

(7)	Includes a salary of $197,152 and directors’ fees of $10,500.

(8)	Consists of a discretionary service award of $10,000 given upon Mr. Kepler’s retirement.

(9)	On June 29, 2007, Mr. Kepler was awarded 11,200 retention shares under the Equity Plan. The shares vested one fifth each year commencing on June 29, 2008. In the absence of a separate written change in control agreement between Mr. Kepler and GFFC or a subsidiary, all restrictions on retention shares would have lapsed upon a change in control. For fiscal year 2009, GFFC recognized expense in the amount set forth in the table. Refer to Note 13 of GFFC’s financial statements included in Item 8 of GFFC’s Form 10-K for the fiscal year ended June 30, 2009, for the assumptions used in estimating fair value. Mr. Kepler forfeited the unvested portion of the retention share award upon his retirement and his resignation from the Board of Directors.

(10)	On June 29, 2007, Mr. Kepler was awarded an option to purchase 28,000 shares of GFFC common stock under the Equity Plan for an exercise price of $9.45 per share. The option had a term of ten years and was exercisable one fifth each year commencing on June 29, 2008. Upon a change in control of GFFC, the option would have been treated as provided in a separate written change in control or similar agreement between Mr. Kepler and GFFC or a subsidiary, or, if no such agreement exists, would have been cancelled in exchange for either cash or for the merger or acquisition consideration, as provided in the merger or acquisition agreement. For fiscal year 2009, GFFC recognized expense in the amount set forth in the table. Refer to Note 13 of GFFC’s financial statements included in Item 8 of GFFC’s Form 10-K for the fiscal year ended June 30, 2009, for the assumptions used in estimating fair value. Mr. Kepler forfeited the option, without exercise of any portion of it, upon his retirement and his resignation from the Boards of Directors.

(11)	Consists of Greenville Federal’s $9,363 contribution to Mr. Kepler’s 401(k) defined contribution plan account and the $5,080 value of GFFC stock allocated to Mr. Kepler’s ESOP account as of June 30, 2009.

(12)	Includes a salary of $161,538 and directors’ fees of $12,600.

(13)	Consists of Greenville Federal’s $9,692 contribution to Mr. Kepler’s 401(k) defined contribution plan account and the $9,369 value of GFFC stock allocated to Mr. Kepler’s ESOP account as of June 30, 2008.

The following table sets forth information regarding equity awards granted to Mr. Kniese and Mr. Kepler and outstanding at June 30, 2009. Mr. Kniese’s awards were awarded effective May 1, 2009, Mr. Kepler’s were awarded effective June 29, 2007, and both awards are described in the footnotes to the Summary Compensation Table:
Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
	Number of	Number of
	securities	securities
	underlying	underlying				Number		Market value of
	unexercised	unexercised		Option		of shares or units		shares or units of
	options (#)	options (#)		exercise	Option	of stock that have		stock that have not
Name	exercisable	unexercisable		price	expiration date	not vested (#)		vested ($)
Jeff D. Kniese	-0-	28,000	(1)	$4.13	5/1/19	11,200	(1)	$46,256
David M. Kepler	5,600	-0-		$9.45	7/30/09	-0-		-0-

(1)	All options become exercisable and all retention shares become vested one fifth each year commencing on May 1, 2010.

(2)	Mr. Kepler’s option vested one fifth each year commencing on June 29, 2008. Upon Mr. Kepler’s retirement on April 30, 2009, he forfeited immediately the unvested portion of his option entitling him to purchase 22,400 shares. The vested portion entitling him to purchase 5,600 shares terminated upon his failure to exercise it by July 30, 2009.
Employment agreement
GFFC and Greenville Federal have entered into an employment agreement with Mr. Kniese. Mr. Kniese’s employment agreement with a term commencing May 1, 2009, and ending on June 30, 2011, and a salary and performance review by the Boards of Directors not less often than annually, as well as inclusion of Mr. Kniese in any formally established employee benefit, bonus, pension and profit-sharing plans for which senior management personnel are eligible. The employment agreement also provides for vacation and sick leave.
The agreement provides for Mr. Kniese to receive:
•	a signing bonus of $10,000;
•	an award of an incentive stock option to purchase 28,000 shares of GFFC common stock and 11,200 retention shares pursuant to the Equity Plan, each of which vests over five years; and
•	reimbursement for reasonable relocation expenses, including moving costs, house hunting and temporary living arrangements for up to 90 days, closing costs and the brokerage commission on the sale of Mr. Kniese’s current residence, closing costs on the purchase of a new home, up to 2 points for mortgage origination fees and the amount of federal taxes Mr. Kniese incurs with respect to the amount of relocation reimbursements.

Pursuant to the employment agreement, if Mr. Kniese were unable to sell his residence in Evansville, Indiana, by August 1, 2009, GFFC was required to purchase the house from Mr. Kniese, if Mr. Kniese should so request, for an amount determined by an appraisal process. Although the house had not been purchased by August 1, 2009, Mr. Kniese has not requested that GFFC purchase the house as a contract for the sale of the house is pending and expected to close in October 2009. Greenville Federal has, however, made a loan to Mr. Kniese for the purchase of his new home in Greenville on which Mr. Kniese will not be required to make payments until February 12, 2010. Mr. Kniese and Greenville Federal will replace the six-month loan with a mortgage loan made in the ordinary course of business when Mr. Kniese’s Indiana house is sold. The six-month loan is described under the heading “Certain Transactions with Greenville Federal.”
The employment agreement is terminable by GFFC and Greenville Federal at any time. In the event of termination by GFFC or Greenville Federal for “just cause,” as defined in the employment agreement, Mr. Kniese will have no right to receive any compensation or other benefits for any period after such termination. In the event of termination by GFFC or Greenville Federal other than for cause, death or inability to perform his duties because of a medically diagnosable condition, or in connection with or within six months before or six months after a “change of control” (as defined in the employment agreement), or termination by Mr. Kniese due to certain changes in the conditions of his employment, Mr. Kniese will be entitled to a lump sum payment equal to half of his annual salary and the continuation of health, life, disability and other benefits at Mr. Kniese’s expense for up to 18 months.
The employment agreement also contains provisions with respect to the occurrence of a “change of control” (1) within six months after or within one year before the termination of Mr. Kniese’s employment by GFFC and Greenville Federal, or (2) within one year before a termination of employment at Mr. Kniese’s election upon certain changes in the capacity or circumstances in which Mr. Kniese is employed, a material diminution in Mr. Kniese’s base compensation or a material diminution in Mr. Kniese’s authority, duties or responsibilities. In the event of any such occurrence, Mr. Kniese will be entitled to payment of an amount equal to three times (1) the greater of his annual salary immediately before the change of control or his annual salary immediately before termination, plus (2) the highest annual bonus paid to Mr. Kniese during the five years before his termination, subject to certain possible adjustments. In addition, Mr. Kniese would be entitled to reimbursement of premiums for continued coverage under Greenville Federal’s group health insurance plan for the period of time he is entitled to coverage under the group health plan of Greenville Federal under Section 4980B of the Internal Revenue Code of 1986, as amended, unless he is earlier eligible to participate in a group health benefit plan of another employer as a full-time employee. Mr. Kniese will also be entitled to reimbursement of premiums for disability and life insurance until the earlier of 18 months after termination of employment or the date on which Mr. Kniese is eligible to participate in a similar disability or life insurance plan of another employer as a full-time employee. The maximum Mr. Kniese may receive, however, is limited to an amount that will not result in the imposition of a penalty tax pursuant to Section 280G(b)(3) of the Internal Revenue Code or exceed limitations imposed by the Office of Thrift Supervision. “Control,” as defined in the employment agreement, generally refers to the acquisition by any person or entity of the ownership or power to vote 50% or more of the voting stock of Greenville Federal or GFFC, the control of the election of a majority of Greenville Federal’s or GFFC’s directors, the exercise of a controlling influence over the management or policies of either company, or the reorganization, merger, consolidation or sale of the assets of Greenville Federal or GFFC, except the “control” exercised by Greenville Federal MHC and GFFC over their subsidiaries or our conversion from the mutual holding company structure to a full stock form of organization.
If Mr. Kniese is terminated by GFFC or Greenville Federal due to a medically diagnosed condition rendering him unable to perform his duties for 180 days or more, he will be entitled to a payment equal to one-half of his annual salary.
The employment agreement entitles Mr. Kniese to a minimum annual salary of $180,000.
Mr. Kniese is subject to an agreement not to compete for one year after termination of his employment within a 20-mile radius of any office of GFFC or Greenville Federal.
Retirement Benefits
401(k) Plan. Greenville Federal offers to our employees a qualified, tax-exempt savings plan qualifying under Section 401(k) of the Internal Revenue Code. All employees who have completed at least 12 months of continuous employment during which they have worked at least 1,000 hours are eligible to participate. Effective January 1, 2010, employees who have completed at least three months of continuous employment during which they have worked at least 250 hours will be eligible to participate by contributing a portion of their salary to the plan on the first day of the month following the date they complete the three months of service.
Participants are permitted to make salary reduction contributions to the 401(k) plan for each calendar year of up to 50% of their annual salary, up to a maximum of $15,500, or $20,500 for participants over 50 years of age. Employees who have completed at least 12 months of continuous employment during which they have worked at least 1,000 hours are eligible for Greenville Federal to match each contribution in an amount equal to 100% of the participant’s 401(k) deferrals for one year, up to 6% of their salary. All contributions currently made by participants are before-tax contributions, although participants also have the option to make after-tax contributions. All participant contributions and earnings and all matching contributions are immediately vested in full.
Participants may invest amounts contributed to their 401(k) plan accounts in a broad array of investment options available under the 401(k) plan. Changes in investment directions among the funds are permitted on a periodic basis pursuant to procedures established by the plan administrator.

Employee Stock Ownership Plan. GFFC has established the Greenville Federal Financial Corporation Employee Stock Ownership Plan (the “ESOP”) for the benefit of employees of GFFC and Greenville Federal who have completed at least one year of full-time service with GFFC or Greenville Federal. The ESOP borrowed funds from GFFC and used those funds to purchase 90,098 shares of GFFC stock. Shares released from the suspense account upon the payment of the loan are allocated to the accounts of participants on the basis of compensation. Except for participants who retire, become disabled, or die during the plan year, participants must have completed at least 1,000 hours of service and be employed on the last day of the plan year in order to receive an allocation. Benefits generally vest in full after five years of service, with current employees credited for years they served prior to the establishment of the ESOP. Benefits will be paid in GFFC common stock and in cash. Benefits may be payable upon retirement, death, disability or separation from service.
Certain transactions with Greenville Federal
Greenville Federal makes loans to directors, executive officers and employees of Greenville Federal. Since July 1, 2007, with one exception, no director, executive officer or other related person had loans from Greenville Federal aggregating more than $120,000, except loans made in the ordinary course of business, made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Greenville Federal, and not involving more than the normal risk of collectibility or presenting other unfavorable features.
GFFC was obligated under the terms of Mr. Kniese’s employment agreement to purchase Mr. Kniese’s house in Indiana if it were not sold by August 1, 2009. Although it was not sold by that date, Mr. Kniese was negotiating an agreement for the sale of the house and expects a closing in October 2009. As Greenville Federal did not wish to purchase the Indiana house but wanted Mr. Kniese to become settled in Greenville, Greenville Federal made a $410,000 loan to Mr. Kniese on August 12, 2009, secured by his new home in Greenville, with an interest rate of .001% and no payment due until February 12, 2010. Mr. Kniese and Greenville Federal will replace that loan with a loan made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Greenville Federal upon the sale of Mr. Kniese’s Indiana house. The maximum principal amount of such loan and the current principal balance are both $410,000.
The only parent of GFFC is Greenville Federal MHC, which owns 55% of the outstanding common stock of GFFC.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Under the federal securities laws, GFFC’s directors and executive officers and persons holding more than ten percent of the common shares of GFFC are required to report their ownership of common shares and changes in such ownership to the Securities and Exchange Commission and GFFC. The Securities and Exchange Commission has established specific due dates for such reports. Based upon a review of such reports, GFFC must disclose any failures to file such reports timely in Proxy Statements used in connection with annual meetings of stockholders. GFFC has determined that no failure to file such reports timely occurred during fiscal year 2009.

PROPOSAL 2: RATIFICATION OF SELECTION OF AUDITORS
In June 2007, GFFC was informed by Grant Thornton that Grant Thornton’s Cincinnati, Ohio, financial institutions practice was being sold to BKD effective July 1, 2007. On July 5, 2007, the Audit Committee of GFFC dismissed Grant Thornton as its independent public accounting firm to audit GFFC’s financial statements. Grant Thornton’s report on the financial statements of GFFC for the two fiscal years ended June 30, 2006, did not contain an adverse opinion or a disclaimer of opinion, and neither of such reports was qualified or modified as to uncertainty, audit scope, or accounting principles. During such two fiscal years and the subsequent interim periods preceding the dismissal, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make a reference to the subject matter of the disagreements in connection with its report, nor were there any reportable events (as described in paragraph 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission).
Due to the fact that the partner at Grant Thornton who had led the audit of GFFC’s financial statements the previous year and reviewed GFFC’s quarterly reports to the Securities and Exchange Commission had left the employ of Grant Thornton and had joined BKD and based on the Audit Committee’s review of information about BKD, the Audit Committee determined to engage BKD on July 5, 2007, as its independent public accounting firm to audit GFFC’s financial statements for fiscal years 2007 and 2008. During GFFC’s fiscal years ended June 30, 2007 and 2006, and subsequent interim periods preceding BKD’s engagement, GFFC did not consult BKD regarding either: (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on GFFC’s financial statements, and neither was a written report provided to GFFC nor was oral advice provided to GFFC that was an important factor considered by GFFC in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as described in paragraph 304(a)(1)(iv) of Regulation S-K of the Securities and Exchange Commission and the related instructions to that item) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission).
On September 23, 2009, the Audit Committee of GFFC dismissed BKD LLP as GFFC’s independent public accounting firm to audit GFFC’s financial statements. BKD’s report on the financial statements of GFFC for the two fiscal years ended June 30, 2009, did not contain an adverse opinion or a disclaimer of opinion, and none of such reports was qualified or modified as to uncertainty, audit scope, or accounting principles. During such two fiscal years and the subsequent interim period preceding the dismissal, there were no disagreements with BKD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BKD, would have caused it to make a reference to the subject matter of the disagreements in connection with its report, nor were there any reportable events (as described in paragraph 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission).

On September 23, 2009, the Audit Committee engaged Crowe Horwath LLP as GFFC’s independent public accounting firm to audit GFFC’s financial statements for fiscal year 2010. During GFFC’s fiscal years ended June 30, 2009 and 2008, and the subsequent interim period preceding Crowe Horwath’s engagement, GFFC did not consult Crowe Horwath regarding either: (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on GFFC’s financial statements, and neither was a written report provided to GFFC nor was oral advice provided to GFFC that Crowe Horwath concluded was an important factor considered by GFFC in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as described in paragraph 304(a)(1)(iv) of Regulation S-K of the Securities and Exchange Commission and the related instructions to that item) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission).
The selection of Crowe Horwath LLP as the independent registered public accounting firm of GFFC for fiscal year 2010 is subject to ratification by the stockholders of GFFC. GFFC expects that a representative of Crowe Horwath will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions. GFFC does not expect a representative of BKD to attend the Annual Meeting.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF CROWE HORWATH LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF GFFC FOR FISCAL YEAR 2010.

Audit and non-audit fees
The following table presents the fees billed to GFFC and Greenville Federal by BKD LLP for the audit of GFFC’s annual financial statements and other services for the fiscal years ended June 30, 2009 and 2008:

	Year ended	Year ended
Type of fees	June 30, 2009	June 30, 2008

Audit fees (1)	$58,900	$43,500

Audit related fees (2)	26,955	7,040

Tax fees (3)	7,500	7,240

All other fees	—	—

(1)	Consists of fees for services for the audit of GFFC’s annual financial statements and review of GFFC’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q for fiscal years 2009 and 2008 and quarters within those years.

(2)	Consists of fees for consultations on various accounting matters, including internal controls, impairments of investment securities, GFFC’s Registration Statement on Form S-8 and GFFC’s proposed tender offer.

(3)	Consists of fees for services with respect to tax return preparation, tax compliance and tax planning.
GFFC’s Audit Committee Charter requires the Audit Committee of the Board of Directors of GFFC to pre-approve all audit services and all permitted non-audit services to be performed by the independent auditor. In order to ensure prompt handling of unexpected matters, the Audit Committee has delegated to the Chairman of the Audit Committee the authority to pre-approve non-audit services and fees permitted to be performed by the independent auditor under the Securities Exchange Act of 1934 and regulations of the Securities and Exchange Commission adopted thereunder. The Chairman is required to report any such pre-approval to the Audit Committee at the next Audit Committee meeting. The Audit Committee has pre-approved certain specific services up to specified fee limits, with a requirement that any such pre-approved service to be provided for a fee amount to exceed the specified limit must be re-submitted to the Audit Committee for pre-approval. All non-audit services described above were pre-approved by the Audit Committee.

AUDIT COMMITTEE REPORT
The Audit Committee of the Board of Directors of GFFC is comprised of three directors, all of whom are considered “independent” under applicable Nasdaq rules. James W. Ward has been determined by the Board of Directors to be a financial expert. The Audit Committee is responsible for overseeing GFFC’s accounting functions and controls, as well as selecting and retaining an accounting firm to audit GFFC’s financial statements. The Board of Directors and the Audit Committee have adopted a Charter to set forth the Audit Committee’s responsibilities.
As required by the Charter, the Audit Committee received and reviewed the report of BKD regarding the results of its audit, as well as the written disclosures and the letter from BKD required by applicable requirements of the Public Company Accounting Oversight Board regarding BKD’s communications with the Audit Committee concerning independence, and has discussed BKD’s independence with a representative of BKD. The Audit Committee reviewed the audited financial statements with the management of GFFC. A representative of BKD also discussed with the Audit Committee the matters required to be discussed by Statement of Auditing Standards 61 as amended and supplemented. The Audit Committee determined that the provision by BKD of services to GFFC other than audit related services was compatible with maintaining BKD’s independence. Discussions between the Audit Committee and the representative of BKD included the following:
•	BKD’s responsibilities in accordance with generally accepted auditing standards
•	The initial selection of, and whether there were any changes in, significant accounting policies or their application
•	Management’s judgments and accounting estimates
•	Whether there were any significant audit adjustments
•	Whether there were any disagreements with management
•	Whether there was any consultation with other accountants
•	Whether there were any major issues discussed with management prior to BKD’s retention
•	Whether BKD encountered any difficulties in performing the audit
•	BKD’s judgments about the quality of GFFC’s accounting principles
•	BKD’s responsibilities for information prepared by management that is included in documents containing audited financial statements
Based on its review of the financial statements and its discussions with management and the representative of BKD, the Audit Committee recommended to the Board of Directors that GFFC’s financial statements be included in the Annual Report on Form 10-K for the year ended June 30, 2009, to be filed with the SEC.
Submitted by:
James W. Ward, Chairman
George S. Luce, Jr.
David R. Wolverton

PROPOSALS OF STOCKHOLDERS
Any proposals of stockholders intended to be included in the proxy statement for the 2010 Annual Meeting of Stockholders of GFFC should be sent to GFFC by certified mail and must be received by GFFC by June 1, 2010. In addition, if a stockholder intends to present a proposal at the 2010 Annual Meeting without including the proposal in the proxy materials related to that meeting, and if the proposal is not received by August 16, 2010, then the proxies designated by the Board of Directors of GFFC for the 2010 Annual Meeting of Stockholders of the Company may vote, as directed by a majority of the Board of Directors, on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.
The Board of Directors knows of no other business that may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with the direction of a majority of the Board of Directors on any other matters that may be brought before the Annual Meeting.
COMMUNICATIONS WITH DIRECTORS AND
DIRECTOR ATTENDANCE AT MEETINGS
The Board of Directors expects all directors to make every effort to attend meetings of the stockholders of GFFC. All directors attended the 2008 annual meeting.
All written communications addressed to an individual director at the address of GFFC or one of the offices of a subsidiary of GFFC will be forwarded directly to the director. All written communications addressed to the Board of Directors at the address of GFFC or one of the offices of a subsidiary of GFFC will be presented to the full Board of Directors at a meeting of the Board of Directors.
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

By Order of the Board of Directors

Greenville, Ohio	Jeff D. Kniese
September 25, 2009	President and Chief Executive Officer

[LOGO] GREENVILLE FEDERAL FINANCIAL CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
OCTOBER 29, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS OF GREENVILLE FEDERAL FINANCIAL CORPORATION
YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN.
Please complete both sides of the proxy card. Date, sign and mail the detached proxy card in the enclosed postage pre-paid envelope.
DETACH PROXY CARD HERE

This Proxy will be voted as directed by the undersigned shareholder. If this Proxy is executed and returned but no direction is given, this Proxy will be voted FOR proposals 1, 2 and 3. If any other business is presented at the Annual Meeting, this Proxy will be voted as directed by a majority of the Board of Directors. At this time, the Board of Directors knows of no other business to be presented at the Annual Meeting.
All proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of Annual Meeting of Stockholders of GFFC, the accompanying Proxy Statement and the Annual Report to Stockholders is hereby acknowledged.
COMMON

Date	Signature

Date	Signature
IMPORTANT: IF YOU RECEIVE MORE THAN ONE CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ACCOMPANYING ENVELOPE.
NOTE: Please sign your name exactly as it appears on this Proxy. Joint accounts require only one signature. If you are signing this Proxy as an attorney, administrator, agent, corporation, officer, executor, trustee or guardian, etc., please add your full title to your signature.

[LOGO] Greenville Federal Financial Corporation
Directions to Annual Meeting Location
To obtain directions to attend the Annual Meeting and vote in person, please call Susan J. Allread at (937) 548-4158.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on October 29, 2009
The proxy statement, a sample of the form of proxy card sent to stockholders by GFFC, and GFFC’s 2009 Annual Report to Stockholders are available on GFFC’s website at www.greenvillefederal.com/105944.html.
REVOLCABLE PROXY – GREENVILLE FEDERAL FINANCIAL CORPORATION
ANNUAL MEETING OF STOCKHOLDERS, OCTOBER 29, 2009
THIS PROXY IS SOLICITED ON BEHAL FOF THE BOARD OF DIRECTORS OF GREENVILLE FEDERAL FINANCIAL CORPORATION

The undersigned stockholder of Greenville Federal Financial Corporation (“GFFC”) hereby constitutes and appoints Richard J. O’Brien, and Eunice F. Steinbrecher, or either one of them, the Proxy or Proxies of the undersigned, with full power of substitution and resubstitution, to vote at the Annual Meeting of Stockholders of GFFC to be held at Romer’s Catering and Entertainment Facility, 118 E. Main Street, Greenville, Ohio, on October 29, 2009, at 10:00 a.m., Eastern Daylight Saving Time (the “Annual Meeting”), all of the shares of GFFC that the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, which are described in the accompanying Proxy Statement:
1.	The election of three directors for a term expiring in 2012:

	FOR	WITHHELD

01 George S. Luce, Jr.	☐	☐

02 James. W. Ward	☐	☐

03 David R. Wolverton	☐	☐
2.	The election of Jeff D. Kniese for a term expiring in 2010:

☐ FOR	☐ WITHHELD
3.	The ratification of the selection of Crowe Horwath LLP as GFFC’s independent registered public accounting firm for fiscal year 2010.

☐ FOR	☐ AGAINST	☐ ABSTAIN
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.
Important: Please sign and date this proxy on the reverse side.

[LOGO] GREENVILLE FEDERAL FINANCIAL CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
OCTOBER 29, 2009
THIS INSTRUCTION IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS OF GREENVILLE FEDERAL FINANCIAL CORPORATION AND THE ESOP TRUSTEE
YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN.
Please complete both sides. Date, sign and mail the detached proxy card in the enclosed postage pre-paid envelope.
DETACH INSTRUCTION CARD HERE

If this Instruction is properly executed and returned, the shares allocated to your ESOP account will be voted by the trustee as directed on this Instruction, unless otherwise required by law. If this Instruction is properly executed and returned but no direction is given, the shares allocated to your account will be voted in the discretion of the trustee.
By submitting this Instruction, you hereby revoke all instructions you have previously submitted. You hereby acknowledge receipt of the Notice of Annual Meeting of Stockholders of GFFC, the accompanying Proxy Statement and the Annual Report to Stockholders.
ESOP

Date	Signature

Date	Signature
IMPORTANT: IF YOU RECEIVE MORE THAN ONE CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ACCOMPANYING ENVELOPE.
NOTE: Please sign your name exactly as it appears on this Instruction. If you are signing this Instruction as an attorney, administrator, agent, corporation, officer, executor, trustee or guardian, etc., please add your full title to your signature.

[LOGO] Greenville Federal Financial Corporation
Directions to Annual Meeting Location
To obtain directions to attend the Annual Meeting, please call Susan J. Allread at (937) 548-4158.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on October 29, 2009
The proxy statement, a sample of the form of proxy card sent to stockholders by GFFC, and GFFC’s 2009 Annual Report to Stockholders are available on GFFC’s website at www.greenvillefederal.com/105944.html.

REVOCABLE VOTING INSTRUCTIONS TO GREENVILLE FEDERAL FINANCIAL CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN TRUSTEE GREENVILLE FEDERAL FINANCIAL CORPORATION ANNUAL MEETING OF STOCKHOLDERS, OCTOBER 29, 2009

The undersigned beneficial owner of common stock of Greenville Federal Financial Corporation (“GFFC”) allocated to the account of the undersigned under the Greenville Federal Financial Corporation Employee Stock Ownership Plan (“ESOP”) hereby instructs and directs the trustee of the ESOP to vote all of the common stock of GFFC allocated to the undersigned’s account under the ESOP and entitled to be voted at the Annual Meeting of Stockholders of GFFC to be held at Romer’s Catering and Entertainment Facility, 118 E. Main Street, Greenville, Ohio, on October 29, 2009, at 10:00 a.m., Eastern Daylight Saving Time (the “Annual Meeting”), or at any adjournment thereof, on each of the following proposals, which are described in the accompanying Proxy Statement:
1.	The election of three directors for a term expiring in 2012:

	FOR	WITHHELD

01 George S. Luce, Jr.	☐	☐

02 James. W. Ward	☐	☐

03 David R. Wolverton	☐	☐
2.	The election of Jeff D. Kniese as a director for a term expiring in 2010:

☐ FOR	☐ WITHHELD
3.	The ratification of the selection of Crowe Horwath LLP as GFFC’s independent registered public accounting firm for fiscal year 2010.

☐ FOR	☐ AGAINST	☐ ABSTAIN
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.